SCHEDULE 14A
                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

     Filed by the registrant  [X]

     Filed by a party other than the registrant  [ ]

     Check the appropriate box:
     [ ] Preliminary Proxy Statement
     [ ] Confidential, for Use of the Commission Only (as permitted by
         Rule 14a-6(e)(2))
     [X] Definitive Proxy Statement
     [ ] Definitive Additional Materials
     [ ] Soliciting Material Pursuant to Section 240.14a-11(c) or
         Section 240.14a-12

                             MTS SYSTEMS CORPORATION
                (Name of Registrant as Specified in Its Charter)

                                       N/A
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     [X] No fee required
     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
         (1)     Title of each class of securities to which transaction applies:
         (2)     Aggregate number of securities to which transactions applies:
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         (4)     Proposed maximum aggregate value of transaction:
         (5)     Total fee paid:
     [ ] Fee paid previously with preliminary materials.
     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)      Amount Previously Paid:
         (2)      Form, Schedule or Registration Statement No.:
         (3)      Filing Party:
         (4)      Date Filed:

[LOGO] MTS(R)   MTS SYSTEMS CORPORATION
                14000 Technology Drive
                Eden Prairie, MN 55344-2290
                Telephone 612-937-4000
                Fax 612-937-4515, Telex 29-0521

--------------------------------------------------------------------------------




December 26, 2000



Dear MTS Shareholder:

         On behalf of the Board of Directors, we want to invite you to attend your Company's Annual Meeting of Shareholders. The Annual Meeting will be held on Tuesday, January 30, 2001 at 5:00 p.m. at the Company's headquarters in Eden Prairie, Minnesota.

         We would like all our shareholders to be represented at the Annual Meeting, in person or by proxy. To that end, our staff works earnestly to follow up on proxies which are not returned. Last year 93% of the shares were voted and we thank our shareholders for that response. Please help us by taking the next few minutes to complete the enclosed proxy card and then drop it in the mail even if you plan to attend the Annual Meeting. Shareholders who attend the Annual Meeting may revoke their proxies and vote in person if they desire. Your promptness is much appreciated.

                                          Very truly yours,


                                          /s/ Sidney W. Emery, Jr.

                                          Sidney W. Emery, Jr.
                                          CHAIRMAN AND CHIEF EXECUTIVE OFFICER

                             MTS SYSTEMS CORPORATION

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                          TO BE HELD JANUARY 30, 2001


         The Annual Meeting of Shareholders of MTS Systems Corporation (the "Company") will be held on Tuesday, January 30, 2001 at the Company's headquarters located at 14000 Technology Drive, Eden Prairie, Minnesota 55344. The meeting will convene at 5:00 p.m. Central Standard Time for the following purposes:

         1. To elect seven directors to hold office until the next Annual Meeting of Shareholders or until their successors are duly elected;

         2. To ratify and approve the appointment of independent public accountants for the Company for the current fiscal year; and

         3. To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

         The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

         The Board of Directors has fixed the close of business on December 4, 2000 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting and at any adjournments or postponements thereof.


                                        For the Board of Directors,


                                        /s/ John R. Houston

                                        John R. Houston
                                        SECRETARY



MTS Systems Corporation
14000 Technology Drive
Eden Prairie, Minnesota 55344

December 26, 2000

--------------------------------------------------------------------------------
 ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD, WHICH IS LOCATED ON THE OUTSIDE OF THE ENVELOPE, AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING. A POSTAGE-PAID ENVELOPE IS ENCLOSED FOR THIS PURPOSE. THE PROXY IS SOLICITED BY MANAGEMENT AND MAY BE REVOKED OR WITHDRAWN BY YOU AT ANY TIME BEFORE IT IS EXERCISED.
--------------------------------------------------------------------------------

                             MTS SYSTEMS CORPORATION



                                -----------------
                                 PROXY STATEMENT
                                -----------------


                                     GENERAL


         This Proxy Statement is furnished to the shareholders of MTS Systems Corporation (the "Company") in connection with the solicitation of proxies by the Board of Directors of the Company to be voted at the Annual Meeting of Shareholders to be held on Tuesday, January 30, 2001 (the "Annual Meeting") at 5:00 p.m. Central Standard Time, or any adjournments or postponements thereof.

         The Company will bear the entire cost of the solicitation of proxies, including the preparation, assembly, printing and mailing of this Proxy Statement and any additional information furnished to shareholders. In addition to solicitation by mail, officers, directors and employees of the Company may solicit proxies by telephone, facsimile or in person. The Company may also request banks and brokers to solicit their customers who have a beneficial interest in shares registered in the names of nominees and will reimburse such banks and brokers for their reasonable out-of-pocket expenses. The Company's principal offices are located at 14000 Technology Drive, Eden Prairie, Minnesota 55344, its telephone number is (612) 937-4000 and its facsimile number is (612) 937-4515.

         The Company intends to mail this Proxy Statement and the accompanying proxy card on or about December 26, 2000 to all holders of the Common Stock of the Company as of the record date of December 4, 2000, who are entitled to vote at the Annual Meeting.

         Any proxy may be revoked by request in person at the Annual Meeting or by written notice mailed or delivered to the Secretary of the Company at any time before it is voted. If not revoked, proxies will be voted as specified by the shareholders. The shares represented by proxies that are signed but which lack any such specification will be voted in favor of the proposals set forth in the Notice of Annual Meeting of Shareholders and in favor of the slate of directors proposed by the Board of Directors in this Proxy Statement.

         Each item of business presented at this Annual Meeting of Shareholders must be approved by the affirmative vote of the holders of a majority of the voting power of the shares present, in person or by proxy, and entitled to vote on that item of business. Votes cast by proxy or in person at the Annual Meeting will be tabulated to determine whether or not a quorum is present. Abstentions will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum and in tabulating votes cast on proposals presented to shareholders for a vote, but as not voted for purposes of determining the approval of the matter on which the shareholder abstains. Consequently, an abstention will have the same effect as a negative vote. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter.

                   OUTSTANDING SECURITIES AND VOTING RIGHTS

         The Company has outstanding only one class of stock, $.25 par value common stock (the "Common Stock"), of which 20,722,568 shares were issued and outstanding on December 4, 2000. Each share is entitled to one vote on all matters presented to shareholders.

         Shareholders have cumulative voting rights in the election of directors. If any shareholder gives proper written notice to any officer of the Company before the Annual Meeting, or to the presiding officer at the Annual Meeting, that shareholder may cumulate votes for the election of directors by multiplying the number of votes to which the shareholder is entitled by the number of directors to be elected and casting all such votes for one nominee or distributing them among any two or more nominees.

         Only shareholders of record at the close of business on December 4, 2000 will be entitled to vote at the Annual Meeting. The presence, in person or by proxy, of the holders of a majority of the shares of Common Stock entitled to vote at the Annual Meeting constitutes a quorum for the transaction of business.



          SECURITY OWNERSHIP OF PRINCIPAL SHAREHOLDERS AND MANAGEMENT

         The following table sets forth, as of the close of business on December 4, 2000, the number and percentage of outstanding shares of Common Stock of the Company beneficially owned (i) by each person who is known to the Company to beneficially own more than five percent (5%) of the Common Stock of the Company,
(ii) by each director of the Company, (iii) by each executive officer named in the Summary Compensation Table below, and (iv) by all directors and executive officers of the Company as a group:

                                         NUMBER OF SHARES      PERCENT
NAME AND ADDRESS OF BENEFICIAL OWNER    BENEFICIALLY OWNED    OF CLASS
------------------------------------    ------------------    --------
Dimensional Fund Advisors Inc.             1,622,256(1)          7.8%
  1299 Ocean Avenue
  Santa Monica, CA 90401

Putnam Investments, Inc.                   1,479,591(1)          7.1%
  One Post Office Square
  Boston, MA 02109

Mairs and Power Growth Fund, Inc.          1,293,100(1)          6.2%
  332 Minnesota Street, Suite W-2062
  Saint Paul, MN 55101

E. Thomas Binger                           1,143,000(1)(2)       5.5%
  15500 Wayzata Boulevard
  Wayzata, MN 55391

State of Wisconsin Investment Board        1,291,700(1)          6.2%
  121 East Wilson Street
  Madison, WI 53702

Charles A. Brickman                          189,000(2)            *

Sidney W. Emery, Jr.                         177,570(2)(3)         *

                                             NUMBER OF SHARES     PERCENT
   NAME AND ADDRESS OF BENEFICIAL OWNER     BENEFICIALLY OWNED    OF CLASS
   ------------------------------------     ------------------    --------
   Mauro G. Togneri                             67,000(2)(4)         *

   James M. Egerdal                             46,315(2)(5)         *

   Bobby I. Griffin                             25,000(2)(6)         *

   Russell A. Gullotti                          17,000(2)            *

   Steven M. Cohoon                             14,765(2)(7)         *

   Linda Hall Whitman                           14,374(2)            *

   Jean-Lou Chameau                             11,000(2)            *

   Brendan C. Hegarty                           12,000(2)            *

   David E. Hoffman                                -0-

   All directors and executive officers as     748,214(2)(8)        3.6%
     a group (18 persons)

------------------
*Less than 1%.

(1) Based upon information provided to the Company. In particular, Dimensional Fund Advisors Inc. ("Dimensional") has advised us that Dimensional, an investment advisor registered under Section 203 of the Investment Advisors Act of 1940, furnishes investment advice to four investment companies registered under the Investment Company Act of 1940, and serves as investment manager to certain other investment vehicles, including commingled group trusts. (These investment companies and investment vehicles are the "Portfolios"). In its role as investment advisor and investment manager, Dimensional possessed both voting and investment power over the 1,622,256 shares of the Company's stock as of September 30, 2000. The Portfolios own all securities reported in this statement, and Dimensional disclaims beneficial ownership of such securities.

(2) Includes the following number of shares which could be purchased under stock options exercisable within sixty (60) days of December 4, 2000: Mr. Binger, 7,000 shares; Mr. Brickman, 15,000 shares; Mr. Emery, 8,000 shares; Mr. Togneri, 46,000 shares; Mr. Egerdal, 28,001; Mr. Griffin, 15,000 shares; Mr. Gullotti, 15,000 shares; Mr. Cohoon, 12,466 shares; Dr. Whitman, 11,000 shares; Dr. Chameau, 11,000 shares; Dr. Hegarty, 11,000 shares; and by all directors and executive officers as a group, 345,977 shares.

(3) Includes 56,155 shares owned jointly with his spouse. The voting and investment discretion over those shares are shared accordingly. Includes a restricted stock grant of 24,000 shares issued on March 17, 1998 in connection with his employment with the Company.

(4) Includes 3,840 shares owned jointly with his spouse. The voting and investment discretion over those shares are shared accordingly.

(5) Includes 11,780 shares owned jointly with his spouse. The voting and investment discretion over those shares are shared accordingly.

(6) Includes 8,000 shares held by his spouse, the beneficial ownership of such shares is disclaimed.

(7) Includes 4,163 shares owned jointly with his spouse. The voting and investment discretion over those shares are shared accordingly.

(8) Includes 77,273 shares owned jointly with a spouse, 8,000 shares owned directly by a spouse and 40,018 shares which are held in trust.

                              ELECTION OF DIRECTORS

                                  (PROPOSAL #1)

         Seven directors will be elected at the Annual Meeting. The Board of Directors has nominated for election the seven persons named below and each has consented to being named a nominee. Each of the nominees is currently a director of the Company and will, if elected, serve until the next Annual Meeting of Shareholders or until a successor is elected. If any nominee is unable to serve as a director, the persons named in the proxies have advised that they will vote for the election of such substitute nominee as the Board of Directors may propose. It is intended that proxies will be voted for such nominees. The proxies cannot be voted for a greater number of persons than seven.

         The names of the nominees, their principal occupations for at least the past five years and other information is set forth below:


[PHOTO]  CHARLES A. BRICKMAN -- Age 68
         DIRECTOR SINCE 1968

President of Pinnacle Capital Corporation (a venture capital company) since 1990; with Kidder Peabody & Co., Inc., an investment banking firm, from 1960 to 1990 (Vice President from 1964 to 1990 and a director from 1975 to 1990); a director of a number of small, privately-held companies.


[PHOTO]  JEAN-LOU CHAMEAU -- Age 47
         DIRECTOR SINCE 1998

Dean of the College of Engineering and Georgia Research Alliance Eminent Scholar at the Georgia Institute of Technology since 1997; Vice Provost for Research and Dean of Graduate Studies at the Georgia Institute of Technology from 1995 to 1997; President of Golder Associates, Inc. from 1994 to 1995; Director of the School of Civil and Environmental Engineering at the Georgia Institute of Technology from 1991 to 1994; Professor and Head of the Geotechnical Engineering Program at Purdue University from 1980 to 1991; a director of a number of privately-held companies and non-profit organizations.

[PHOTO]  SIDNEY W. EMERY, JR. -- Age 54
         DIRECTOR SINCE 1998

Chairman of the Board of Directors of the Company since January, 1999; Chief Executive Officer and President of the Company since March, 1998; management and executive positions with Honeywell, Inc. (manufacturer of control systems) from 1985 to 1997 (Area Vice President, Western and Southern Europe from 1994 to 1997; Group Vice President, Military Avionics Systems from 1989 to 1994; Vice President and General Manager, Space Systems Division from 1988 to 1989; Vice President, Operations, Process Controls Division from 1985 to 1988); a director of the Minnesota Business Partnership.


[PHOTO]  BOBBY I. GRIFFIN -- Age 63
         DIRECTOR SINCE 1993

Private Investor; formerly President of Medtronic Pacing Business (manufacturer of pacing arrhythmia products and the largest business unit within Medtronic, Inc.) from 1993 until his retirement in August 1998; Executive Vice President of Medtronic, Inc. (medical technology company) from 1988 to 1998; held various management positions in the pacing business since joining Medtronic in 1973; involved in biomedical research and development since 1961; a director of Lutheran Brotherhood Corporation (a fraternal life insurance services and investment products company), Urologix, Inc. (a medical device company) and a number of early stage, development companies in the biomedical industry; a member of the Board of Directors of The Redeemer Center for Life, a nonprofit, faith-based community development agency.


[PHOTO]  RUSSELL A. GULLOTTI -- Age 58
         DIRECTOR SINCE 1995

Private Investor; Chairman of the Board of Directors of National Computer Systems, Inc. (NCS) (provider of data collection systems and services) from May 1995 until his retirement in October 2000; President and Chief Executive Officer of NCS from October 1994 to October 2000; management and executive positions with Digital Equipment Corporation from 1977 to 1994 (President Sales/Service for Americas from 1992 to 1994 and Vice President Digital Services from 1988 to
1992); a director of GenRad, Inc.

[PHOTO]  BRENDAN C. HEGARTY -- Age 58
         DIRECTOR SINCE 1998

Consultant; formerly Executive Vice President and Chief Executive Officer of Recording Head Group of Seagate Technology (manufacturer of computer disk drives), from 1993 to 1998; Senior Vice President and Chief Technical Officer since 1989; Vice President of Thin Film Operations for Control Data Corporation (computer hardware and software company) from 1988 to 1989; management and executive positions with IBM (computer hardware and software company) from 1967 to 1987.


[PHOTO]  LINDA HALL WHITMAN -- Age 52
         DIRECTOR SINCE 1995

President of Ceridian Performance Partners, Ceridian Corporation from 1996 through December 2000; Vice President, Business Integration, Ceridian Corporation (information services company) from 1995 to 1996; management and executive positions with Honeywell, Inc. (manufacturer of control systems) from 1980 to 1995, most recently as Vice President, Consumer Business Group from 1993 to 1995; consultant, psychologist, social worker and special education teacher in Minnesota and Michigan schools from 1969 to 1980; a member of the Minnesota Women's Economic Roundtable, the Committee of 200, the Minnesota Science Museum Board of Trustees, the Visiting Nurse Association Board of Directors, and the 9th District Federal Reserve Bank Board of Directors.


         The affirmative vote of a majority of the holders of shares of Common Stock of the Company represented at the Annual Meeting in person or by proxy is required for the election of the above nominees.

         THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" EACH NOMINEE LISTED.

OTHER INFORMATION REGARDING THE BOARD

         MEETINGS. The Board of Directors met in person five times during fiscal year 2000, which ended September 30, 2000. None of the directors attended fewer than 75% of the aggregate of the total number of Board meetings and Committee meetings on which he or she served during fiscal 2000. The Board of Directors also took action in writing in lieu of a meeting five times during fiscal 2000, which all of the directors signed, and held three telephonic meetings, which all of the directors attended.

         BOARD COMMITTEES. The Audit Committee of the Board of Directors, which is currently composed of Mr. Brickman (Chair), Dr. Chameau and Dr. Whitman, met three times during fiscal 2000. Among other duties, the Audit Committee reviews and evaluates significant matters relating to the audit and internal controls of the Company, reviews and approves management's processes to ensure compliance with laws and regulations, reviews the scope and results of the audits by, and the recommendations of, the Company's independent auditors and approves services provided by the auditors. The Audit Committee also reviews the audited financial statements of the Company and meets quarterly prior to filing of the Company's quarterly and annual reports containing financial statements with the Securities and Exchange Commission.

         A report of the Audit Committee is also contained in this Proxy Statement. In May 2000, the Board of Directors adopted an Audit Committee Charter which is attached as Exhibit A. All members of the Company's Audit Committee are independent directors as defined by the rules of the National Association of Securities Dealers (NASD) for companies listed on the Nasdaq National Market.

         The Human Resources Committee of the Board of Directors, which is currently composed of Mr. Griffin (Chair), Dr. Hegarty and Dr. Whitman, met four times during fiscal 2000. The Human Resources Committee makes recommendations to the Board of Directors regarding the employment practices and policies of the Company and the compensation paid to Company officers and administers the Company's stock option and retirement plans. In fiscal 2000, the Board of Directors established a Subcommittee of the Human Resources Committee, currently composed of Mr. Griffin and Dr. Whitman, for the purpose of administering, and granting awards under, the Company's various Stock Option Plans, and to approve compensation to certain executive officers of the Company.

         The Governance Committee of the Board of Directors, which is currently composed of Messrs. Gullotti (Chair) and Griffin and Dr. Whitman, met one time during fiscal 2000. The responsibilities of the Governance Committee include Board governance practices and Board evaluation, Board membership recommendations and chief executive officer succession planning.

                             EXECUTIVE COMPENSATION

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

         The following table shows, for the fiscal years ended September 30, 2000, 1999, and 1998, the cash compensation paid by the Company, as well as certain other compensation paid or accrued for those years, to Sidney W. Emery, Jr., the Company's Chairman, Chief Executive Officer and President, and each of the four other most highly compensated executive officers of the Company as determined in accordance with the Securities and Exchange Commission rules (together with Mr. Emery, the "Named Executives"):


                           SUMMARY COMPENSATION TABLE

                                                                                         LONG-TERM
                                                    ANNUAL COMPENSATION                COMPENSATION
                                         -----------------------------------------   ----------------
                                                                     RESTRICTED         SECURITIES
                                                                        STOCK           UNDERLYING        ALL OTHER
                                           SALARY       BONUS         AWARD(S)            OPTIONS        COMPENSATION
NAME AND PRINCIPAL POSITION      YEAR       ($)        ($)(1)            ($)              (#)(2)            ($)(3)
-----------------------------   ------   ---------   ----------   ----------------   ----------------   -------------
Sidney W. Emery, Jr.            2000      323,848         -0-              -0-             70,000          10,396
 Chairman, Chief Executive      1999      302,081         -0-              -0-             97,250          10,564
 Officer and President          1998      160,097      84,000          351,000(4)         120,000(5)       10,684

Mauro G. Togneri                2000      170,856     104,070              -0-             11,800          10,396
 Vice President                 1999      165,338      20,675              -0-             27,500          10,564
                                1998      160,334      67,791              -0-              6,500          10,684

James M. Egerdal                2000      148,003      74,904              -0-             17,300          10,396
 Vice President                 1999      142,809      78,162              -0-              5,500          10,564
                                1998      134,535      33,208              -0-              5,500          10,684

Steven M. Cohoon                2000      164,417      49,483              -0-             20,800          10,396
 Vice President                 1999      148,329      66,437              -0-             43,250          10,564
                                1998      135,259      36,549              -0-              5,500          10,684

David E. Hoffman                2000      207,860         -0-              -0-             21,000          10,396
 Chief Financial Officer        1999       50,004      26,675              -0-             55,971             500
 and Vice President             1998          -0-         -0-              -0-                -0-             -0-

------------------
(1) Represents earnings under the Management Variable Compensation Plan. The amounts listed were earned in the fiscal year shown and were paid or will be paid in the following year, unless deferred by the Named Executive.

(2) Options granted prior to February 1, 1998 have been adjusted to reflect the Company's two-for-one stock split occurring on that date.

(3) Represents contributions by the Company to the Company's Profit Sharing Retirement Plan and the Company's 401(k) Plan on behalf of the Named Executives.

(4) Represents a restricted stock grant of 24,000 shares issued on March 17, 1998 in connection with his employment with the Company. The value of the restricted stock grant is based upon the last reported sale price for shares of the Company's Common Stock on March 17, 1998, which was $14.625 per share. The restricted stock vests in full in three years from the date of issuance unless the Company terminates Mr. Emery's employment. In the event that the Company terminates Mr. Emery's employment after the second anniversary of his employment, 16,000 shares of the restricted stock will vest. The restricted stock will also vest in full in the event of a change in control of the Company that occurs at any time within three years from the date of grant. The aggregate value of the restricted stock grant at the end of fiscal 2000 was $7.00 per share or $168,000. Mr. Emery will be entitled to receive dividends on the shares of restricted stock in the event that the Board of Directors authorizes a distribution of dividends to holders of Common Stock of the Company.

(5) Represents a non-qualified stock option grant of 120,000 shares issued to Mr. Emery on March 17, 1998 in connection with his employment with the Company.

STOCK OPTIONS

         The following table contains information concerning grants of stock options under the Company's Stock Option Plans to the Named Executives during the fiscal year ended September 30, 2000:


                        OPTION GRANTS IN LAST FISCAL YEAR

                           NUMBER OF          PERCENT OF TOTAL
                          SECURITIES           OPTIONS GRANTED                                         GRANT DATE
                          UNDERLYING            TO EMPLOYEES        EXERCISE PRICE     EXPIRATION     PRESENT VALUE
NAME                  OPTIONS GRANTED(1)     IN FISCAL YEAR (%)         ($/SH)            DATE            $(2)
------------------   --------------------   --------------------   ----------------   ------------   --------------
S. W. Emery, Jr.            70,000                    6.4          7.3125               7/14/05         156,319
M. G. Togneri               11,800                    1.1          7.3125               7/14/05          26,351
J. M. Egerdal                5,500                     .5          6.8125               1/25/05          37,793
                            11,800                    1.1          7.3125               7/14/05
S. M. Cohoon                20,800                    1.9          7.3125               7/14/05          46,449
D. E. Hoffman               21,000                    1.9          7.3125               7/14/05          46,896

------------------
(1) Represents options granted pursuant to the Company's Long-Range Incentive Plan which will become fully vested on January 26, 2002.

(2) Based upon a Black-Scholes valuation method. Assumptions used include expected average option life (1.8 years), risk-free interest rate (6.0%), dividend yield (3.4%) and historical volatility (.49).

OPTION EXERCISES AND HOLDINGS

     The following table sets forth information with respect to the Named Executives concerning the exercise of options during fiscal year ended September 30, 2000 and unexercised options held as of September 30, 2000:


                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR-END OPTION VALUES

                                                            NUMBER OF SECURITIES              VALUE OF UNEXERCISED
                                                           UNDERLYING UNEXERCISED                 IN-THE-MONEY
                         SHARES                             OPTIONS AT FY-END (#)             OPTIONS AT FY-END ($)(1)
                       ACQUIRED ON         VALUE       -------------------------------   ---------------------------------
NAME                  EXERCISE (#)     REALIZED ($)     EXERCISABLE     UNEXERCISABLE     EXERCISABLE     UNEXERCISABLE
------------------   --------------   --------------   -------------   ---------------   -------------   --------------
S. W. Emery, Jr.              -0-              -0-        80,000           207,250              -0-                -0-
M. G. Togneri                 -0-              -0-        43,832            41,468           14,624                -0-
J. M. Egerdal                 -0-              -0-        22,500            22,800              -0-                -0-
S. M. Cohoon                  -0-              -0-        12,466            65,884            3,656              1,031
D. E. Hoffman                 -0-              -0-           -0-            76,971              -0-                -0-

------------------
(1) Based on closing price of $7.00 per share of the Company's Common Stock on September 30, 2000.

HUMAN RESOURCES COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         This is the report of the Company's Human Resources Committee, which is composed of the undersigned Board members. Mr. Griffin, Dr. Whitman and Dr. Hegarty are non-employee directors of the Company, serving 7, 5 and 2 years, respectively. This report shall not be deemed incorporated by reference into any filing under the Securities Exchange Act of 1933 or the Securities Exchange Act of 1934.

         The Human Resources Committee is responsible for executive compensation, employment contracts and the Management Variable Compensation and Stock Option Plans, and certain other employee benefit plans such as the Company's Profit Sharing/Retirement Plans. The compensation philosophy of the Company is to be competitive with comparable and directly competitive companies to attract and motivate highly qualified employees. In fiscal 2000, the Board of Directors established a Subcommittee of the Human Resources Committee (the "Subcommittee"), composed of Mr. Griffin and Dr. Whitman, for the purpose of administering and granting awards under the Company's various Stock Option Plans and to approve compensation for certain executive officers of the Company.

         The Company uses various compensation surveys -- international, national and local -- to develop its compensation strategy and plans. This practice is also used by the Human Resources Committee and the Subcommittee for executive compensation. In general, the Committee does not use outside consultants to prepare specific studies for it unless it judges the available survey data to be incomplete or unsuitable.

         There are four components to the Company's executive compensation program upon which executive officers named in the Summary Compensation Table are compensated: (1) base salary; (2) management variable compensation (referred to in the Summary Compensation Table above as "Bonus"); (3) stock options; and
(4) profit sharing/retirement. The Committee may adjust the mix of these components from year to year according to survey data. In general, the Company's compensation programs are competitive with average survey data.

         BASE SALARY. Executive base salary is adjusted annually in January based on performance against developmental objectives the Committee believes are critical to the Company's long-term progress. These objectives include, but are not limited to, progress on the Company's current business plan's objectives, longer-term strategies and staff development.

         MANAGEMENT VARIABLE COMPENSATION. The Human Resources Committee and the Subcommittee annually approve the Management Variable Compensation Plan, which includes executives, managers, and key functional and technical leaders. They also recommend to the full Board of Directors the corporate earnings and growth objectives upon which the Chief Executive Officer's variable compensation is principally based. These objectives are a mix of per share earnings, return on average net assets and other measures as deemed appropriate.

         Variable compensation is paid to each recipient by December 30 following the close of the fiscal year unless the executive elects to defer a portion in the Company's non-qualified, non-secured compensation deferral plan.

         STOCK OPTIONS. The Company's current Stock Option Plans include directors, executives, managers, consultants and key functional and technical leaders. Stock options are priced and granted by the Subcommittee annually on the date of the January Board of Directors' meeting. In addition, Company officers from time to time recommend to the Subcommittee for its approval at regular Board of Directors' meetings stock option grants to employees who have shown exceptional service. These discretionary stock options do not exceed 15% of the number of shares that are granted annually and are priced as of the date of approval. Options outstanding under current plans typically fully vest in three years and all options expire in seven years or less.

         PROFIT SHARING/RETIREMENT. The Company sponsors an all employee Profit Sharing/Retirement Plan for U.S. employees. All of the executives listed in the above tables are included in this Profit Sharing Plan.

         The Company also has a 401(k) Plan for U.S. employees, including executives, under which the Company partially matches employee contributions at a proportion set by the Company. The Human Resources Committee annually approves the corporate matching formula for all employees.

         CHIEF EXECUTIVE OFFICER COMPENSATION. Mr. Emery served as Chief Executive Officer of the Company during the last fiscal year and is compensated on the same basis as the other executive officers as described above. He received an annual base salary of $323,848 during fiscal year ending September 30, 2000. Mr. Emery received no bonus for fiscal year 2000 as the Company did not meet its financial objectives. In addition, Mr. Emery receives reimbursements and certain fringe benefits available to executive officers of the Company. The Human Resources Committee and the Subcommittee believe that Mr. Emery has managed the Company well in a highly competitive industry. The Committee strongly endorses Mr. Emery's decisions and actions to strengthen the Company's internal operating performance and enhance the Company's potential for profitable growth in the future.

         BOARD ACTION. The full Board of Directors approves new stock option plans for submission to shareholder vote and approves the annual corporate earnings and growth objectives for inclusion in the Management Variable Compensation Plan. The full Board reviews all components of executive compensation and the Profit Sharing/Retirement Plan every two to three years.



                   SUBMITTED BY THE HUMAN RESOURCES COMMITTEE
                     OF THE COMPANY'S BOARD OF DIRECTORS:

                             Bobby I. Griffin, Chairman
                             Linda Hall Whitman
                             Brendan C. Hegarty

SHAREHOLDER RETURN PERFORMANCE

         The graph below sets forth a comparison of the cumulative shareholder return of the Company's Common Stock over the last five fiscal years with the cumulative total return over the same periods for the Nasdaq Market Index and the Laboratory Apparatus and Analytical, Optical, Measuring, and Controlling Instruments Index (the "Analytical Instruments Index") (SIC Code 382, which includes 195 companies). The graph below compares the cumulative total return of the Company's Common Stock over the last five fiscal years assuming a $100 investment on September 30, 1995 and assuming reinvestment of all dividends. The performance graph is not necessarily indicative of future investment performance.


                              [PLOT POINTS CHART]

                                                           FISCAL YEAR ENDED SEPTEMBER 30,
                                     1995           1996          1997          1998          1999          2000
                                     ----           ----          ----          ----          ----          ----
MTS SYSTEMS CORPORATION           $  100.00      $  142.0      $  266.7      $  218.7      $  157.0      $  109.4
NASDAQ MARKET INDEX                  100.00         119.00        163.7         169.5         216.2         255.9
ANALYTICAL INSTRUMENTS INDEX         100.00         104.1         176.0         112.3         191.0         338.6


     The Company's Common Stock closed at $7.00 per share on September 30, 2000.

EMPLOYMENT AND OTHER AGREEMENTS

         Sidney W. Emery, Jr., Mauro G. Togneri, James E. Egerdal, Steven M. Cohoon and David E. Hoffman, individually, have agreements with the Company under which, upon the termination of their employment with the Company other than for cause, such executive officers will receive monthly payments over periods ranging from nine to eighteen months or until age 65, whichever occurs first, based upon their highest annual salaries and the average management variable compensation and benefits they received during the previous three years. As of the date hereof, the maximum aggregate amounts of such payments to each of Messrs. Emery, Togneri, Egerdal, Cohoon and Hoffman, are $570,525, $248,904, $167,335, $206,070 and $288,375, respectively. As a condition of the receipt of such payments, Mr. Emery and the executive officers of the Company have agreed not to render services to any competing entity concerning any similar or competing product for periods ranging from nine to twelve months and agreed to maintain the confidentiality of certain information deemed by the Company to be proprietary.

         In 1998, the Company also entered into change-in-control agreements with Messrs. Emery, Togneri, Egerdal and Cohoon, and in 1999 with Mr. Hoffman. In the event of a change in control, these executive officers will be entitled to receive upon the termination of their employment by the Company without cause or by the executive for good reason at any time within three years of such change in control, a lump-sum payment equal to (a) six to eighteen months of the highest annual compensation they received during the previous three years, or
(b) twelve to thirty-six months of such officers' compensation in the event of an unfriendly takeover. The executive officers may also, within a period beginning thirty days and ending one hundred and eighty days following a change in control, resign for any reason and receive the aforementioned payments.


DIRECTOR COMPENSATION

         Directors who served during fiscal 2000 and were not otherwise directly or indirectly compensated by the Company were each paid directors' fees in the form of a retainer. The retainers for Messrs. Brickman, Griffin, Gullotti and Drs. Hegarty, Chameau and Whitman, who served the entire fiscal year, were $17,600 each. The payment of retainers is not dependent upon Board meeting attendance. In addition, non-employee directors who attended over a total of five Board or committee meetings not held on the same day as a regular Board meeting were compensated at the rate of $750 per half day meeting and $1,500 per full day meeting. Mr. Griffin and Dr. Whitman each attended two committee meetings on different days than the Board meetings during 1999 and each received $1,500. Dr. Hegarty and Mr. Gullotti attended one such committee meeting and received $750. Messrs. Griffin, Brickman and Gullotti each received $1,000 in connection with their service as Committee Chairs. During fiscal 2000, the Company also paid Mr. Hegarty $96,482 for consulting services provided by him to the Company.

         Each of the non-employee directors who were elected at last year's Annual Meeting of Shareholders (Messrs. Brickman, Griffin and Gullotti and Drs. Hegarty, Chameau and Whitman) were granted non-qualified options to purchase 4,000 shares each of Common Stock upon their re-election to the Board of Directors at the Company's Annual Meeting of Shareholders for fiscal year 2000. Each non-employee director will be granted a non-qualified option to purchase up to 4,000 shares of Common Stock upon their re-election to the Board of Directors at the Company's Annual Meeting of Shareholders to be held on January 30, 2001 at the fair market value of the Common Stock on such date. Mr. Brickman and Dr. Chameau were also reimbursed for travel expenses to Board of Directors' meetings in Eden Prairie, Minnesota.

                             AUDIT COMMITTEE REPORT

         The Audit Committee of the Board of Directors of the Company is composed of three independent directors and operates under a written charter adopted by the Board of Directors. The written charter is attached to the Proxy Statement, of which this report is a part, as Exhibit A. Management is responsible for the Company's internal control and the financial reporting process. The independent public accountants are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Committee's responsibility is to monitor and oversee these processes.

         In this context, the Committee has met and held discussions with management and the independent public accountants. Management represented to the Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Committee has reviewed and discussed the consolidated financial statements with management and the independent public accountants. The Committee discussed with the independent public accountants matters required to be discussed by Statement on Auditing Standards Numbers 90 and 61 (Communication with Audit Committees). The Company's independent public accountants also provided to the Committee the written disclosures required by Independence Standard No. 1 (Independence Discussions with Audit Committees), and the Committee discussed with the independent public accountants that firm's independence.

         Based upon Committee's discussion with management and the independent public accountants and the Committee's review of the representation of management and the report of the independent public accountants, the Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's Annual Report on Form 10-K for the year ended September 30, 2000 filed with the Securities and Exchange Commission.

                             Charles A. Brickman (Chair)
                                Jean-Lou Chameau
                               Linda Hall Whitman




                              APPROVAL OF AUDITORS

                                  (PROPOSAL #2)


         Arthur Andersen LLP, independent certified public accountants, have been the auditors for the Company since 1966. They have been reappointed by the Board of Directors, on recommendation of its Audit Committee, as the Company's auditors for the current fiscal year and shareholder approval of the appointment is requested. In the event the appointment of Arthur Andersen LLP should not be approved by the shareholders, the Board of Directors will make another appointment to be effective at the earliest feasible time.

         A representative of Arthur Andersen LLP is expected to be present at the Annual Meeting of Shareholders, will have an opportunity to make a statement if he or she desires to do so, and will be available to respond to appropriate questions.

         THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE PROPOSAL TO APPROVE THE APPOINTMENT OF ARTHUR ANDERSEN LLP.

                              SHAREHOLDER PROPOSALS

         The proxy rules of the Securities and Exchange Commission permit shareholders of a company, after timely notice to the company, to present proposals for shareholder action in the Company's Proxy Statement where such proposals are consistent with applicable law, pertain to matters appropriate for shareholder action and are not properly omitted by action of the Company in accordance with the proxy rules. In order for a shareholder proposal to be considered for inclusion in the Proxy Statement for the January 2002 Annual Meeting of Shareholders, the proposal prepared in accordance with the proxy rules must be received by the Secretary of the Company in writing no later than August 28, 2001. In addition, if the Company receives notice of a shareholder proposal before November 16, 2001 or after December 16, 2001, such proposal will be considered untimely pursuant to Rules 14a-4 and 14a-5(e) and the persons named in proxies solicited by the Board of Directors for its fiscal 2001 Annual Meeting of Shareholders may exercise discretionary voting power with respect to such proposal.

         The Company's Bylaws provide that certain additional requirements be met in order that business may properly come before the shareholders at the Annual Meeting. Among other things, shareholders intending to bring business before the Annual Meeting must provide written notice of such intent to the Secretary of the Company. Such notice must be given not less than 45 days nor more than 75 days prior to a meeting date corresponding with the previous year's Annual Meeting date, and must contain certain required information. Shareholders desiring to bring matters for action at an Annual Meeting should contact the Company's Secretary for a copy of the relevant procedure. Since no notice was received with respect to this year's Annual Meeting, no shareholder may bring additional business before the Annual Meeting for action.


                                     GENERAL

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission. Based solely on a review of the copies of such reports and written representations from the Company's executive officers and directors, the Company notes that all such reports have been filed in a timely manner.


OTHER MATTERS

         The management of the Company knows of no matters other than the foregoing to be brought before the Annual Meeting. However, the enclosed proxy gives discretionary authority in the event that any additional matters should be presented.

         The Annual Report of the Company for the fiscal year ended September 30, 2000 is enclosed herewith.

                                                                       EXHIBIT A



                             MTS SYSTEMS CORPORATION
                             AUDIT COMMITTEE CHARTER


I.   ORGANIZATION

1. MEMBERSHIP. The Audit Committee of the Board of Directors of this Corporation will at all times consist of at least three directors appointed by the Board of Directors of this Corporation, each member to serve until his or her successor is duly elected, or until his or her earlier death, resignation or removal by the Board of Directors.

2.   QUALIFICATIONS.

     (A) FINANCIAL LITERACY. All members of the Audit Committee must be financially literate, or must be able to become financially literate within a reasonable period after his or her appointment to the Audit Committee. At least one member of the Audit Committee must have accounting, finance or related financial management expertise or experience, or related professional degree or certification.

     (B) INDEPENDENCE. Except as provided in the next sentence, all members of the Audit Committee must be independent directors (within the meaning of the applicable rules of the National Association of Securities Dealers, Inc. ("NASD")) and free of any relationship which, in the opinion of the Board of Directors, would interfere with the exercise of independent judgment of the member in carrying out the responsibilities of a director of this Corporation. The Board of Directors may, if necessary, appoint one member to the Audit Committee who is not an employee of the Corporation and does not qualify under applicable NASD rules as "independent." However, if the Board of Directors appoints a director to the Audit Committee who is not independent within the meaning of the rules of the NASD governing such matters, such appointment shall be made only in strict compliance with the rules governing appointment of non-independent members.

     (C) MISCELLANEOUS. All members and prospective members must respond to such reasonable inquiries as the Board of Directors deems appropriate to ascertain the qualifications of a member or a prospective member of the Audit Committee.

3.   MEETINGS.

     (A) FREQUENCY. The Audit Committee shall meet at least four times during each fiscal year of this Corporation, or as frequently as the Committee deems, in its reasonable judgment, to be appropriate during any fiscal year.

     (B) AGENDA AND NOTICE. The Chief Financial Officer (non-voting attendee) and the Chairman of the Audit Committee shall establish the meeting dates and the meeting agenda and send proper notice of each Audit Committee meeting to each member prior to each meeting.

     (C) CHAIR. The Board of Directors shall designate a Chair of the Audit Committee.

II.  STATEMENT OF POLICY

The Audit Committee shall assist the Board of Directors in fulfilling the oversight responsibilities of the Board of Directors relating to corporate accounting, financial reporting practices, and the quality and integrity of the financial reports of this Corporation. The Audit Committee shall periodically review the financial reports of this Corporation; the internal controls regarding finance and accounting and compliance with applicable rules and regulations; and the adequacy and appropriateness of the overall auditing, accounting and financial reporting processes of this Corporation. The Audit Committee shall foster and encourage continuous improvement of and adherence to the Corporation's internal policies and to applicable rules and regulations that affect auditing, accounting and financial reporting matters. The Audit Committee shall also foster and provide open avenues of communications by and among the Corporation's management, independent public accountants, finance department and the Board of Directors.


III. RESPONSIBILITIES

1. SELECTION AND DISENGAGEMENT OF INDEPENDENT AUDITORS. The Audit Committee is expected to review and recommend to the Board of Directors the independent auditors to be selected to audit and review the financial statements of this Corporation and its subsidiaries. The Audit Committee shall also recommend to the Board of Directors the disengagement of previously selected independent auditors, if the Committee determines that disengagement is warranted, and shall provide the reasons for recommending disengagement. Final selection and disengagement of independent auditors shall always be made by the Board of Directors. If the Board of Directors so determines in its sole discretion, or if required by this Corporation's Articles or Bylaws, the selection of independent auditors shall be submitted for ratification by this Corporation's shareholders. The Audit Committee shall also review and approve the compensation to be paid to the independent auditors.

2. INDEPENDENCE OF INDEPENDENT AUDITORS. The Audit Committee is expected to confirm the independence of the independent auditors selected, including a prior review and approval of any management, consulting or other services and fees provided by, or paid to, the independent auditors. The Audit Committee must confirm receipt from the independent auditors a formal written statement delineating all relationships between this Corporation and the independent auditors, consistent with Independence Standards Board Standard 1. The Audit Committee must actively engage in a dialogue with the auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditors and shall take, or recommend that the full Board of Directors take, appropriate action to oversee the independence of the auditors.

3. ACCOUNTABILITY OF AUDITORS. The independent auditors shall be accountable to the Audit Committee and to the full Board of Directors as representatives of the Corporation's shareholders.

4. OPEN COMMUNICATIONS. The Audit Committee is expected to provide and facilitate an open avenue of communications between the independent auditors, the Board of Directors, senior management and the Corporation's finance department. The Audit Committee shall also provide and facilitate sufficient opportunity for the internal and independent auditors to meet with members of the Audit Committee without members of the management present.

5. ANNUAL REVIEW OF THIS CHARTER. The Audit Committee is expected to, at least annually, review and reassess the adequacy of this Audit Committee Charter.

6. ANNUAL AUDIT REVIEW. The Audit Committee is expected to review with management and the independent auditors the Corporation's financial statements (including footnotes) for each fiscal year, together with the independent auditor's audit and audit report thereon. In performing such review, the Audit Committee shall review the scope of the audit, the audit procedures utilized, any difficulties or disputes encountered during the audit, any changes in accounting practices or principles, and any other matters related to the conduct of the audit brought to the Audit Committee's attention by management or the independent auditors, or which are raised by members of the Audit Committee. In connection with the annual reviews, the Audit Committee shall inquire about and review with management and the independent auditors any significant risks or exposures faced by the Corporation and discuss with management the steps taken to minimize such risk or exposure. Such risks and exposures include, but are not limited to, threatened and pending litigation, claims against the Corporation, tax matters, regulatory compliance and correspondence from regulatory authorities, environmental exposure, and rules and regulations governing internal controls and financial reporting.

7. QUARTERLY REVIEWS. The Audit Committee is expected to review with management and the independent auditors the Corporation's financial statements for each quarter prior to their filing with the U.S. Securities and Exchange Commission, together with the independent auditors review thereon pursuant to professional standards and procedures for conducting such reviews, as established by generally accepted auditing standards. In connection with the quarterly reviews, the Audit Committee shall inquire about and review with management and the independent auditors any significant risks or exposures faced by the Corporation and discuss with management the steps taken to minimize such risk or exposure.

8. REVIEW OF INTERNAL CONTROLS. The Audit Committee is expected to consider and review with management and the independent auditors the adequacy of this Corporation's internal controls, including information systems control and security and bookkeeping controls. The Audit Committee shall also review in this regard any findings and recommendations of the independent auditors, including their management letters.

9. REVIEW AUDIT SCOPE. The Audit Committee is expected to consider and review with management and the independent auditors the scope of the audit for the current fiscal year and the plan of the independent auditors in conducting the audit.

10. AUDIT COMMITTEE REPORT. The Audit Committee shall prepare an Audit Committee Report for inclusion in this Corporation's Proxy Statement for each annual meeting of shareholders occurring after December 15, 2000 pursuant to the rules governing such Reports.

11. LEGAL COMPLIANCE; INVESTIGATIONS. In connection with the annual and quarterly reviews, the Audit Committee is expected to inquire about and review with management any legal and regulatory matters that may have a material impact on the Corporation's financial statements or financial reporting practices. The Audit Committee shall have the authority to initiate and conduct investigations to matters within the scope of the Audit Committee's responsibilities.

12. LEGAL COUNSEL AND OTHER EXPERTS. The Audit Committee may consult with the Corporation's legal counsel at such times as the Audit Committee deems appropriate. The Audit Committee shall have the authority to engage independent counsel or accountants or other experts to assist it in the performance of its duties or the conduct of any investigation the Audit Committee has undertaken.

13. REPORTS TO THE BOARD OF DIRECTORS. The Audit Committee is expected to report regularly to the Board of Directors of the Corporation regarding the meetings of the Audit Committee with such recommendations to the Board of Directors as the Audit Committee deems appropriate. The Audit Committee shall keep minutes of its meetings and submit such minutesto the Board of Directors.

14. OTHER RESPONSIBILITIES. The Audit Committee is expected to perform such other duties as may be required by law or requested by the Board of Directors or deemed appropriate by the Audit Committee. Any member of the Audit Committee or management of this Corporation is authorized to certify to the NASD this Corporation's compliance with rules governing audit committees in such form as the NASD may prescribe.

This Audit Committee Charter was approved by the Board of Directors of this Corporation on May 22, 2000.

                                      PROXY
                             MTS SYSTEMS CORPORATION
               ANNUAL MEETING OF SHAREHOLDERS -- JANUARY 30, 2001

     The undersigned hereby appoints Sydney W. Emery, Jr. and John R. Houston (the "Proxies"), each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of Common Stock of MTS Systems Corporation, held of record by the undersigned on December 4, 2000, at the ANNUAL MEETING OF SHAREHOLDERS to be held on January 30, 2001, or any adjournments or postponements thereof.

(1)  ELECTION OF    [ ] FOR all nominees         [ ] WITHHOLD AUTHORITY
     DIRECTORS:         (except as marked below)     to vote for nominees listed

CHARLES A. BRICKMAN, JEAN-LOU CHAMEAU, SIDNEY W. EMERY, JR., BOBBY I. GRIFFIN,
          BRENDAN C. HEGARTY, RUSSELL A. GULLOTTI, LINDA HALL WHITMAN

(INSTRUCTION: To withhold authority to vote for any individual nominee mark the FOR box and write that nominee's name on the space provided below.)

   -----------------------------------------------------------------------------

(2) The proposal to ratify and approve the appointment of Arthur Andersen LLP as independent public accountants for the Company.

                [ ] FOR     [ ] AGAINST     [ ] ABSTAIN


(3) In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.


        (CONTINUED, AND TO BE COMPLETED AND SIGNED ON THE REVERSE SIDE)

                         (CONTINUED FROM THE OTHER SIDE)

      THIS PROXY IS SOLICITED ON BEHALF OF THE COMPANY'S BOARD OF DIRECTORS

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH PROPOSAL.

         THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THE PROXY WILL BE VOTED "FOR" PROPOSALS (1) AND (2).

                                    Dated:
                                           -------------------------------------

                                    Signed:
                                            ------------------------------------
                                                  Signature of Shareholder

                                    Signed:
                                            ------------------------------------
                                                  Signature of Shareholder

                                    Please vote, date and sign this Proxy
                                    Statement as your name is printed hereon.
                                    When signing as attorney, executory
                                    administrator, trustee, guardian, etc. give full title as such. If the stock is held jointly, each owner should sign. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.